UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 19, 2007

                      STEM CELL THERAPY INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                          000-51931          88-0374180
                          ---------          ----------
      (COMMISSION FILE NUMBER NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                        2203 NORTH LOIS AVENUE, 9TH FLOOR
                                  TAMPA,FL33607
                                  -------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                  (813)600-4088
                                  -------------

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      Effective January 19, 2007 the Company and Peter Sidorenko, the Company's Chief Operating Officer, mutually determined that Mr. Sidorenko would be terminated from that position. The Company is presently seeking a replacement for Mr. Sidorenko.

     In connection with his departure from the Company, Mr. Sidorenko did not advise the company of any disagreement with the Company's operations, policies or practices.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STEM CELL THERAPY INTERNATIONAL, INC.
                              (Registrant)

Dated: January 24, 2007       By: /s/Calvin Cao
                              -----------------
                              Calvin Cao
                              Chairman and Chief Executive Officer